UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2003

LIFEPOINT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE						#33-0539168
(State or other jurisdiction of	   (I.R.S. Employer
incorporation or organization)	    Identification Number)

1205 S. Dupont Street, Ontario, California        91761
(Address of Principal Executive Offices)		(Zip Code)

(909) 418-3000
Registrant's Telephone Number, Including Area Code

Item 5.	Other Information

LifePoint, Inc. (the "Company") issued a letter to stockholders detailing Company progress as reported in the Company's conference call held on November 13, 2003. The letter is attached as exhibit 99.1.

Item 7.	Exhibits

(c)	 	Exhibits

	99.1 	Copy of Letter to Stockholders dated November 20, 2003.

SIGNATURES

	Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

						LIFEPOINT, INC.
						(Registrant)

Date: 	November 19, 2003		By /s/ 	Donald W. Rutherford
						 	      Donald W. Rutherford
								Chief Financial Officer